RELIABILITY INCORPORATED
EXHIBIT 4.1

The following information is printed in "landscape" orientation on the certificate:

NUMBER HU	Reliability logo Reliability Incorporated	SHARES

THIS CERTIFICATE IS TRANSFERABLE IN CHICAGO, IL OR NEW YORK, NY	INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS	SEE REVERSE SIDE FOR DENIAL OF PREEMPTIVE RIGHTS CUSIP 7599033 10 7

THIS CERTIFIES THAT	The following is typed vertically along the right side of the certificate:
COUNTERSIGNED AND REGISTERED: COMPUTERSAHRE INVESTOR SERVICES LLC. TRANSFER AGENT AND REGISTRAR BY:
AUTHORIZED SIGNATURE

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES WITHOUT PAR VALUE OF THE COMMON STOCK OF RELIABILITY INCORPORATED

transferable on the books of the Corporation by the holder hereof in person or by a duly authorized attorney, upon surrender of this Certificate properly endorsed.

     This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
Dated:

/s/ Max T. Langley	Image of Company seal	/s/ Larry Edwards
Secretary	President

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DENIAL OF PREEMPTIVE RIGHTS

No holder of shares of the Corporation shall have any preemptive right to acquire additional shares, unissued shares or treasury shares of the Corporation, or securities of the Corporation convertible into or carrying a right to subscribe to or acquire shares.

The following abbreviations, when used in the inscription on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common	UNIF GIFT MIN ACT -	_________Custodian_______
TEN ENT - as tenants by the entireties		(Cust) (Minor)
JT TEN - as joint tenants with right of survivorship and not as tenants in common		under Uniform Gifts to Minors Act ____________ (State)
Additional abbreviations may also be used though not in the above list

For Value Received, ______________hereby sell, assign and transfer unto

Please insert social security or other
identifying number of assignee
_____________________________

______________________________________________________________________________________

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

__________________________________________________________________________________

________________________________________________________________________________Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_________________________________________, Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_____________________
X_________________________________ (SIGNATURE)
NOTICE: THE SIGNATURE(S) TO THIS ASSIGMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.	X_________________________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17Ad-15

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